Exhibit 99.1

© 2014 Altisource. All rights reserved. Proprietary and Confidential. December 2014 Bank of America Merrill Lynch 2014 Leveraged Finance Conference

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 1 Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe” and similar expressions. We caution that forward-looking statements are qualified to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors which could cause actual results to differ materially from these forward-looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Altisource management utilizes certain non-GAAP measures such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings before interest and taxes (“EBIT”) and EBITDA minus capital expenditures (“Free Cash Flow”) as key metrics in evaluating its financial performance. EBITDA, EBIT and Free Cash Flow should be considered in addition to, rather than as a substitute for, income before income taxes, net income attributable to Altisource and cash flows from operations. These non-GAAP measures are presented as supplemental information and reconciled to net income attributable to Altisource in the Appendix.

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 2 Table of Contents Business Overview 3 Growth Initiatives 8 Financial Performance 11 Appendix . 15

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 3 Business Overview

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 4 Business Overview . Services to the real estate and mortgage marketplaces that are typically outsourced by loan servicers, originators and home owners . Accounts receivable management and customer relationship management services . Business process management solutions and distribution solutions to enable the real estate and mortgage marketplaces and infrastructure support Technology Services Mortgage Services Consolidated Altisource - 9/30/2014 LTM Service Revenue: $913.3mm Operating Income: $207.7mm EBITDA(1): $270.1mm Financial Services (1) EBITDA is defined as net income attributable to Altisource plus income taxes, net interest expense, depreciation and amortization. Please see appendix for reconciliation

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 5 Mortgage Services – Summary (1) Operating margin is calculated using service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest (2) Does not include eliminations. Some categories include default and originations related revenue 55.0 71.7 135.7 224.9 351.9 490.3 644.7 $0 $100 $200 $300 $400 $500 $600 $700 2008 2009 2010 2011 2012 2013 9/30/14 LTM Segment Service Revenue ($mm) . Service revenue growth principally from growth of Ocwen and services expansion . Operating margins are lower in 2013 and 2014 due to amortization of the intangible assets associated with the 2013 acquisition of the fee-based businesses Overview 13.5 26.3 55.7 94.6 142.1 174.9 232.0 24.6% 36.7% 41.1% 42.1% 40.4% 35.7% 36.0% 0% 10% 20% 30% 40% 50% $0 $50 $100 $150 $200 $250 2008 2009 2010 2011 2012 2013 9/30/14 LTM Operating Income ($mm) (2) Operating Margin % (1) Asset Management Services, 52% Insurance Services, 26% Residential Property Valuation Services, 16% Default Management Services, 4% Origination Management Services, 2% 9/30/14 LTM Service Revenue Composition (2)

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 6 Financial Services – Summary (1) Operating margin is calculated using service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest (2) Operating income and margin exclude $2.8mm of goodwill impairment recognized in 2010 55 . During 2013, asset recovery management significantly expanded its higher margin mortgage charge-off collections services . Operating margins have expanded due to our expense management initiatives and customer base evolution toward the more stable and profitable customer relationship management and mortgage charge-off collections businesses Overview 62.8 51.0 45.2 37.4 29.6 46.8 50.6 11.1 28.7 29.6 31.9 34.4 45.7 52.1 73.8 79.7 74.7 69.2 64.0 92.5 102.7 $0 $20 $40 $60 $80 $100 $120 2008 2009 2010 2011 2012 2013 9/30/14 LTM Segment Service Revenue ($mm) Asset Recovery Management Customer Relationship Management (5.9) 2.7 3.1 4.5 4.4 22.1 21.8 -8.0% 3.4% 4.2% 6.4% 6.8% 23.9% 21.3% -10% 0% 10% 20% 30% -$10 $0 $10 $20 $30 2008 2009 2010 2011 2012 2013 9/30/14 LTM Operating Income ($mm) (1) (2) Operating Margin % Asset Recovery Management, 49% Customer Relationship Management, 51% 9/30/14 LTM Service Revenue Composition

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 7 Technology Services – Summary 45.3 47.5 52.0 56.1 74.2 103.9 200.9 $0 $30 $60 $90 $120 $150 $180 $210 $240 2008 2009 2010 2011 2012 2013 9/30/14 LTM Segment Service Revenue ($mm) . Revenue growth primarily from Ocwen’s portfolio growth and the 2013 Equator acquisition . Operating margins have recently declined as we invest in personnel to accelerate our next generation technology development to support our anticipated growth and amortization of the intangible asset associated with the 2013 acquisitions of the feebased businesses and Equator Overview (1) Operating margin is calculated using service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest 9.4 18.2 18.1 14.4 10.7 6.9 7.9 20.7% 38.4% 34.8% 25.6% 14.4% 6.7% 3.9% 0% 10% 20% 30% 40% 50% $0 $5 $10 $15 $20 2008 2009 2010 2011 2012 2013 9/30/14 LTM Operating Income ($mm) (1) Operating Margin % REALSuiteTM, Equator and Mortgage Builder, 70% IT Infrastructure Services, 30% 9/30/14 LTM Service Revenue Composition

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 8 Growth Initiatives

Growth Initiatives

Marketplace: Real Estate	Marketplace: Mortgage	Distribution and Transaction Solutions
— Supporting Ocwen — Expanding Hubzu to other institutions and the non-distressed home sale market — Providing asset management services to the single family rental market	— Supporting Ocwen — Growing our origination and cooperative related services — Growing our customer base	— Developing NextGen REALDoc®, REALAnalytics™, REALTrans®, REALRemit® technologies, among others — Deploying platform business process outsourcing offerings leveraging our next generation software with traditional BPO services

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Thinking Ahead. Delivering Today.®

© 2014 Altisource. All rights reserved. Proprietary and Confidential.

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 10 Owners.com Acquisition About Owners.com . One of the largest for-sale-by-owner and flat fee nationwide Multiple Listing Service . Offers home sellers access to the key professional listing boards necessary to market a home and professional transaction support during the process . Last year consumers listed approximately 35,000 properties for sale on Owners.com with an aggregate asking price of approximately $11.5 billion . Generated revenue of approximately $4.4 million and EBITDA of approximately $1.5 million during the nine months ended September 30, 2014 Market Opportunity . Approximately 30% of the total 5.0 million annual home sales are limited service and self-directed real estate transactions (1) Strategy . Leverage Altisource’s national brokerage operations to provide Owners.com’s customers with an improved experience and better outcomes . Offer Hubzu to Owners.com customers . Offer ancillary services to buyers and sellers of homes on Owners.com (e.g. title and escrow) Purchase Consideration . Upfront consideration of $20.0 million . Earn-out consideration of up to $7.0 million linked to achievement of revenue targets in each of the first two years (1) Source: National Association of Realtors

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 11 Financial Performance

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 12 Historical Performance 186.7 247.0 334.8 466.9 662.1 913.3 20% 22% 26% 27% 24% 23% 0% 10% 20% 30% $0 $100 $200 $300 $400 $500 $600 $700 $800 2009 2010 2011 2012 2013 9/30/14 LTM Service Revenue ($ millions)(2) Operating Margin % 47.3 61.0 92.8 138.2 205.1 270.1 25% 25% 28% 30% 31% 30% -2% 3% 8% 13% 18% 23% 28% 33% 38% $0 $50 $100 $150 $200 $250 $300 2009 2010 2011 2012 2013 9/30/14 LTM EBITDA (1)(2) ($ millions) % of Service Revenue (1) EBITDA is defined as net income attributable to Altisource plus income taxes, net interest expense, depreciation and amortization. Please see appendix for reconciliation (2) On November 12, 2014, Altisource announced that it is discontinuing its Lender Placed Insurance brokerage line of business. The discontinuation of this business line is expected to reduce Altisource’s quarterly diluted earnings per share by an average of $0.50 - $0.65 for the period October 1, 2014 through December 31, 2015

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 13 26.0 49.3 71.1 110.6 130.0 171.5 14% 20% 21% 24% 20% 19% -2% 3% 8% 13% 18% 23% 28% 33% 38% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2009 2010 2011 2012 2013 9/30/14 LTM Net Income Attributable to Altisource(2) ($ millions) % of Service Revenue Historical Performance 39.8 49.4 76.3 102.6 171.0 208.3 $0 $50 $100 $150 $200 $250 2009 2010 2011 2012 2013 9/30/14 LTM Free Cash Flow (1)(2) ($ millions) (1) Free cash flow is defined as EBITDA minus capital expenditures. Please see appendix for reconciliation (2) On November 12, 2014, Altisource announced that it is discontinuing its Lender Placed Insurance brokerage line of business. The discontinuation of this business line is expected to reduce Altisource’s quarterly diluted earnings per share by an average of $0.50 - $0.65 for the period October 1, 2014 through December 31, 2015

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 14 Key Debt Metrics (1) Interest coverage is defined as EBIT as a ratio of interest expense. EBIT is defined as net income attributable to Altisource plus income taxes and net interest expense. Please see appendix for reconciliation (2) Debt represents outstanding balance at the end of the period (3) Net debt is defined as debt minus cash and cash equivalents at the end of the period 9.3x 2.2x 1.5x $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 Interest Coverage Debt / EBITDA Net Debt / EBITDA Twelve Months Ended September 30, 2014 (1) (2) (3)

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 15 Appendix

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 16 Historical Financial Information – Non-GAAP Reconciliation Year Ended December 31, LTM ($ mm) 2009 2010 2011 2012 2013 9/30/14 Net Income Attributable to Altisource $26.0 $49.3 $71.1 $110.6 $130.0 $171.5 Income tax provision 11.6 (0.4) 7.9 8.8 8.5 11.6 Interest expense, net of interest income 1.6 0.1 0.1 1.0 19.4 22.0 EBIT $39.2 $49.0 $79.1 $120.4 $157.9 $205.1 Depreciation and amortization 8.1 12.0 13.7 17.8 47.2 65.0 EBITDA $47.3 $61.0 $92.8 $138.2 $205.1 $270.1 Capital Expenditures 7.5 11.6 16.5 35.6 34.1 61.8 Free Cash Flow $39.8 $49.4 $76.3 $102.6 $171.0 $208.3

© 2014 Altisource. All rights reserved. Proprietary and Confidential. Page | 17 About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries offering both distribution and content. We leverage proprietary business process, vendor and electronic payment management software and behavioral science based analytics to improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Exchange NASDAQ Global Select Market Ticker ASPS Headquarters Luxembourg Employees More than 9,300 Investor Relations Information